Supplement dated March 5, 2009

to the Combined Statement of Additional Information for

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Class IA and Class IB Shares

dated May 1, 2008 (the “SAI”)

Effective March 1, 2009, the SAI is supplemented to insert the following after discussion of the amortized cost method at the end of the section “Determination of Net Asset Value.”

Capital Support Agreement for the Money Market HLS Fund

The Money Market HLS Fund has entered into a Capital Support Agreement, dated September 26, 2008, and amended October 8, 2008 (the “CSA”) with HL Advisors and its affiliate Hartford Life, Inc. (“Hartford Life”).  Under the terms of the CSA, Hartford Life has agreed to provide support of up to a maximum aggregate amount of $33.6 million for the Money Market HLS Fund’s holdings of certain securities specified in the CSA (the “Notes”).  The Notes are identified in the schedule of investments in the most recent annual report to shareholders.

The CSA provides that Hartford Life will pay a capital contribution to the Money Market HLS Fund if a “Contribution Event” occurs prior to an event terminating the CSA.  The contribution amount would be the lesser of:  (1) the amount sufficient for the Money Market HLS Fund to maintain its market-based calculation of net asset value (“NAV”) per share at $0.9950 (which rounds to an NAV of $1.00), after giving effect to the contribution and payments received by the Money Market HLS Fund in respect of the Notes; (2) the amount of the loss on the Notes, which is the excess of the amortized cost of the Notes, less deduction of any commissions or similar transaction cost, and any amount received by the Money Market HLS Fund in connection with the Contribution Event; and (3) the maximum contribution amount under the CSA, which is $33.6 million for any and all contributions under the CSA.

The CSA defines a “Contribution Event” as any of the following occurrences:  (1) any sale of the Note for cash in an amount, after deduction of any commissions or similar transaction costs, less than the amortized cost value of the Note sold as of the date of the settlement; (2) the receipt of final payment on the Note in an amount less than the amortized cost value of the Note as of the date such payment is received; (3) the issuance of orders by a court having jurisdiction over the matter discharging the issuer from liability for the Note and providing for payments on that Note in an amount less than the amortized cost value of the Note as of the date such payment is received; or (4) the receipt of any security or other instruments in exchange for, or as replacement of, the Note as a result of an exchange offer, debt restructuring, reorganization or similar transaction pursuant to which the Note is exchanged for, or replaced with, new securities of the issuer or third party and such new securities are or become “Eligible Securities,” as defined under Rule 2a-7 under the 1940 Act, and have a value that is less than the amortized cost of the Note on the date that the Money Market HLS Fund receives such new securities.

On February 24, 2009, after the receipt of verbal “no-action” assurance provided by the staff of the SEC, the parties to the CSA have entered into an amendment that permits the CSA to continue despite the fact that Hartford Life’s obligations, effective February 9, 2009, no longer qualify as “First Tier” securities, as defined under Rule 2a-7 under the 1940 Act.  The amendment requires that Hartford Life establish an escrow account to support its potential future obligations under the CSA.  The minimum balance of the escrow account is $725,000 (which was set equal to the aggregate unrealized loss on the Notes as of February 23, 2009), and the balance may periodically be adjusted based on the fair value of the Notes and the NAV of the Money Market HLS Fund.

The CSA will terminate (unless the parties agree to an extension) on the earliest of the following dates:  (1)  September 26, 2009; (2)  if and when all of the Notes are repaid in full; and (3) if and when Hartford Life has made capital contributions, in the aggregate, equal to the maximum aggregate amount of $33.6 million.  Any extension would require approval of the SEC staff.  In light of the terms of the CSA, the current and historical market value of the Notes and the net asset value of the Money Market HLS Fund, it is possible that no capital contribution would be required even if the Money Market HLS Fund were to realize a loss with respect to the Notes.  The CSA applies only with respect to the Notes and does not guarantee that the Money Market HLS Fund will maintain a stable NAV under all conditions. Apart from the CSA, Hartford Life has not undertaken nor is it obligated to provide support with respect to the Money Market HLS Fund’s NAV.

As of March 1, 2009, the Money Market HLS Fund did not receive a capital contribution under the terms of the CSA and the Money Market HLS Fund did not rely on the CSA to maintain $1.00 NAV per share.

This Supplement should be retained with your SAI for future reference.